Exhibit 13.1 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 I, Jan-Anders Karlsson, Ph.D., Chief Executive Officer of Verona Pharma plc (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: 1. The Annual Report on Form 20-F of the Company for the period ended December 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: February 27, 2018 /s/ Jan-Anders Karlsson Jan-Anders Karlsson, Ph.D. Chief Executive Officer (Principal Executive Officer)